Debt	12 Months Ended
Sep. 30, 2011
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Debt

Notes payable at September 30, 2011 and 2010 consisted of notes payable to financial institutions with original maturities of less than one year of $56.0 and $24.9, respectively, and had a weighted-average interest rate of 3.1% and 5.7%, respectively.

The detail of long-term debt at September 30 for the year indicated is as follows:

	2011	2010
Private Placement, fixed interest rates ranging from 4.1% to 6.6%, due 2012 to 2017	$1,265.0	$1,835.0
Senior Notes, fixed interest rate of 4.7%, due 2021	600.0	$0.0
Term Loan, variable interest at LIBOR + 75 basis points, or 1.0%, due December 2012	447.5	453.5
Total long-term debt, including current maturities	2,312.5	2,288.5
Less current portion	106.0	266.0
Total long-term debt	$2,206.5	$2,022.5

The Company’s total borrowings were $2,368.5 at September 30, 2011, including $503.5 tied to variable interest rates, of which $300 is hedged via the interest rate swap noted below. The Company maintains total debt facilities of $2,818.5, exclusive of available borrowings under the receivables securitization program, of which $438.2 remained available as of September 30, 2011, as reduced by $11.8 of outstanding letters of credit.

On May 19, 2011, the Company issued $600.0 principal amount of 4.7% Senior Notes due on May 2021. Interest is payable semi-annually beginning November 2011.
The net proceeds from the sale of the notes were used for repayment of indebtedness and for general corporate purposes including fees and expenses related to the debt offering. The indebtedness that was repaid included the following:

•	$25.0 Private Placement notes with a fixed interest rate of 3.86%, due June 30, 2011,

•	$140.0 Private Placement notes with a fixed interest rate of 6.05%, due June 30, 2011,

•
$333.3 for the early redemption of certain Private Placement notes with fixed interest rates ranging from 3.9% to 6.1%, due 2011 to 2013. This included the payment of $310.0 in principal, $19.9 of “make-whole” premiums due to the early retirement of the debt and $3.4 of accrued interest on the notes at the time of the redemption,

•	$82.8 outstanding indebtedness under our $450.0 U.S. revolving credit facility,

•	$14.4 outstanding indebtedness under our receivables securitization program, and

•	$4.5 in fees and expenses related to the debt offering.

On May 6, 2011, the Company’s $450 U.S. revolving credit facility was renewed for a five year term. This renewal represents an increase in the amount available under this revolving line of credit as compared to the $275 available under the facility prior to the renewal. At September 30, 2011, there were no outstanding borrowings under this facility.

During the second quarter of fiscal 2009, the Company entered into interest rate swap agreements with two major financial institutions that fixed the variable benchmark component (LIBOR) of the Company’s interest rate on $300 of the Company’s variable rate debt through December 2012 at an interest rate of 1.9%.

Under the terms of the Company’s credit agreements, the ratio of the Company’s indebtedness to its EBITDA, as defined in the agreements and detailed below, cannot be greater than 4.00 to 1, and may not remain above 3.50 to 1 for more than four consecutive quarters. If and so long as the ratio is above 3.50 to 1 for any period, the Company is required to pay additional interest expense for the period in which the ratio exceeds 3.50 to 1. The interest rate margin and certain fees vary depending on the indebtedness to EBITDA ratio. Under the Company’s private placement note agreements, the ratio of indebtedness to EBITDA may not exceed 4.00 to 1. However, if the ratio is above 3.50 to 1, the Company is required to pay an additional 75 basis points in interest for the period in which the ratio exceeds 3.50 to 1. In addition, under the credit agreements, the ratio of its current year EBIT, as defined in the agreements, to total interest expense must exceed 3.00 to 1. The Company’s ratio of indebtedness to its proforma EBITDA was 2.92 to 1, and the ratio of its proforma EBIT to total interest expense was 4.33 to 1, as of September 30, 2011. These ratios were negatively impacted by a significant portion of the pre-tax charges associated with the Household Products restructuring activities in fiscal 2011 as such charges reduced EBITDA as defined in the agreements. If the Company fails to comply with the financial covenants referred to above or with other requirements of the credit agreements or private placement note agreements, the lenders would have the right to accelerate the maturity of the debt. Acceleration under one of these facilities would trigger cross defaults on other borrowings.

Under the credit agreements, EBITDA is defined as net earnings, as adjusted to add-back interest expense, income taxes, depreciation and amortization, all of which are determined in accordance with GAAP. In addition, the credit agreement allows certain non-cash charges such as stock award amortization and asset write-offs or impairments to be “added-back” in determining EBITDA for purposes of the indebtedness ratio. Severance and other cash charges incurred as a result of restructuring and realignment activities as well as expenses incurred in acquisition integration activities are included as reductions in EBITDA for calculation of the indebtedness ratio. In the event of an acquisition, such as ASR in fiscal 2011, the EBITDA is calculated on a proforma basis to include the trailing twelve-month EBITDA of the acquired company or brands. Total debt is calculated in accordance with GAAP, but excludes outstanding borrowings under the receivable securitization program. EBIT is calculated in a fashion identical to EBITDA except that depreciation and amortization are not “added-back”. Total interest expense is calculated in accordance with GAAP.

On May 2, 2011, the Company amended and renewed, for a three year term, its existing receivables securitization program. Borrowings under this program, which may not exceed $200, receive favorable treatment in the Company's debt compliance covenants. At September 30, 2011, $35.0 was outstanding under this facility.

The counterparties to long-term committed borrowings consist of a number of major financial institutions. The Company continually monitors positions with, and credit ratings of, counterparties both internally and by using outside ratings agencies.

Aggregate maturities of long-term debt, including current maturities, at September 30, 2011 are as follows for the fiscal years’ noted: $106.0 in 2012, $566.5 in 2013, $140.0 in 2014, $230.0 in 2015, $210.0 in 2016 and $1,060.0 thereafter. At this time, the Company intends to repay only scheduled debt maturities over the course of the next fiscal year with the intent to preserve committed liquidity.